Income Taxes (Details) - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Dec. 31, 2022	Dec. 31, 2021
Income Taxes [Abstract]
Income tax expense (in Dollars)	$ 3,200,000	$ 0	$ 23,000	$ (2,000)
Effective tax rates	15.90%	0.00%	(0.36%)	0.01%
U.S. statutory tax rate	21.00%		21.00%	21.00%
Cash tax percentage	85.00%
Research and development description			Research and development expenses must be amortized over five years for research performed in the U.S. and 15 years for research performed outside the U.S. Although Congress is considering legislation that would defer the amortization requirement to later years, it is not certain that the provision will be repealed or otherwise modified
Corporate alternative minimum tax			15.00%
Excise tax percentage			1.00%
Federal net operating loss carryforwards (in Dollars)			$ 787,000